UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AIMEI HEALTH TECHNOLOGY CO., LTD

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

Aimei Health Technology Co., Ltd (“Aimei Health,” “Company,” “we,” “us” or “our”) is filing these definitive additional proxy materials with respect to the definitive proxy statement filed by Aimei Health with the U.S. Securities and Exchange Commission (the “SEC”) on January 21, 2025 (the “Definitive Proxy Statement”), for the extraordinary general meeting of shareholders of Aimei Health (the “Extraordinary General Meeting”) scheduled for February 4, 2025, in order to increase the amount of the proposed monthly extension fee described in the Definitive Proxy Statement from an amount equal to $60,000 for all outstanding public shares (for each monthly extension) to an amount equal to $150,000 for all outstanding public shares (for each monthly extension). All other information in the Definitive Proxy Statement remains unchanged.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

SUPPLEMENT NO. 1, DATED JANUARY 30, 2025

(TO THE DEFINITIVE PROXY STATEMENT OF AIMEI HEALTH TECHNOLOGY CO., LTD, DATED JANUARY 21, 2025)

SUPPLEMENT TO THE PROXY STATEMENT

This supplement to the Definitive Proxy Statement (the “Supplement”), supplements, updates and amends the Definitive Proxy Statement of the Company filed with the SEC on January 21, 2025. The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

1.	The second subsection of the third paragraph on the first page of the Notice of Extraordinary General Meeting of Shareholders is hereby amended and restated as follows:

2.	Proposal 2 – To approve an amendment to the Investment Management Trust Agreement dated December 1, 2023 (the “Trust Agreement”), entered into by and between Continental Stock Transfer & Trust Company, as trustee (the “Trustee”) and the Company governing the trust account established in connection with the Company’s initial public offering (“IPO”), to amend the amount of funds to be deposited by our sponsor, Aimei Investment Ltd (the “Sponsor”) into the trust account in connection with extending the timeframe within which the Company must consummate its initial business combination, from $0.033 per Public Share (as defined below) (for each monthly extension) to an amount equal to $150,000 for all outstanding Public Shares (for each monthly extension) (the “Trust Agreement Amendment Proposal”);

2.	The fifth paragraph of the Notice of Extraordinary General Meeting of Shareholders is hereby amended and restated as follows:

The Articles and the Trust Agreement provide that the Company has until 12 months from the closing of its IPO (“Combination Period”) to consummate its initial business combination (namely, until December 6, 2024). The Articles and the Trust Agreement also provide that if the board of directors (the “Board”) anticipates that we may not be able to consummate our initial business combination within the Combination Period, we may, by resolution of the Board if requested by our Sponsor, extend the Combination Period up to twelve (12) times each for an additional one month (each, a “Monthly Extension”) from December 6, 2024 (i.e., 12 months after the consummation of the IPO) up to December 6, 2025 (i.e., 24 months after the consummation of the IPO) subject to the Sponsor depositing additional funds into the trust account (the “Trust Account”) established pursuant to the Trust Agreement, in accordance with the terms set out in that agreement and referred to in the Registration Statement (as that term is defined in the Articles). The monthly extension fee (namely, $0.033 per Public Share) was deposited into the Trust Account (“Initial Contribution”) in accordance with the current terms of the Trust Agreement, to extend the Combination Period by two additional months (i.e., from December 6, 2024 to February 6, 2025). If the Trust Agreement Amendment Proposal is approved by the shareholders, to effectuate each of the subsequent Monthly Extensions, the Sponsor will be required to deposit $150,000 for all remaining Public Shares into the Trust Account, for each Monthly Extension (the “Amended Monthly Extension Fee”). Each subsequent Amended Monthly Extension Fee, if and to the extent the Trust Agreement Amendment Proposal is approved at the Extraordinary General Meeting, must be deposited into the Trust Account by the sixth of each succeeding month until November 6, 2025 (the Initial Contribution and each deposited Amended Monthly Extension Fee, together “Contributions”) to effect each additional Monthly Extension. The amount of the Contributions will not bear interest and will be repayable by us to our Sponsor upon consummation of an initial business combination.

3.	The second subsection of the third paragraph on the first page of the Questions and Answers About the Extraordinary General Meeting is hereby amended and restated as follows:

●	Trust Agreement Amendment Proposal: a proposal to approve an amendment to the Investment Management Trust Agreement dated December 1, 2023 (the “Trust Agreement”), entered into by and between Continental Stock Transfer & Trust Company, as trustee (the “Trustee”) and the Company governing the trust account established in connection with the Company’s initial public offering (“IPO”), to amend the amount of funds to be deposited by our sponsor, Aimei Investment Ltd (the “Sponsor”) into the trust account in connection with extending the timeframe within which the Company must consummate its initial business combination, from $0.033 per Public Share (for each monthly extension) to an amount equal to $150,000 for all outstanding Public Shares (for each monthly extension);

4.	The third paragraph on the third page of the Questions and Answers About the Extraordinary General Meeting is hereby amended and restated as follows:

If the Trust Agreement Amendment Proposal is approved by the shareholders, to effectuate each of the subsequent Monthly Extensions, the Sponsor will be required to deposit $150,000 for all remaining Public Shares into the Trust Account, for each Monthly Extension. Each subsequent Amended Monthly Extension Fee, if and to the extent the Trust Agreement Amendment Proposal is approved at the Extraordinary General Meeting, must be deposited into the Trust Account by the sixth of each succeeding month to effect each additional Monthly Extension until November 6, 2025.

6.	The last paragraph on the seventh page of the Questions and Answers About the Extraordinary General Meeting is hereby amended and restated as follows:

If the Trust Agreement Amendment Proposal is approved, our Sponsor will be required to deposit the Amended Monthly Extension Fee, equal to $150,000 for all remaining Public Shares into the Trust Account, for each Monthly Extension, to extend the date which the Company must consummate its initial business combination.

7.	The third full paragraph of PROPOSAL 2—THE TRUST AGREEMENT AMENDMENT PROPOSAL is hereby amended and restated as follows:

Through this Trust Agreement Amendment Proposal, Aimei Health is proposing that its shareholders approve that the Sponsor will be required to deposit $150,000 for all remaining Public Shares into the Trust Account, for each of the subsequent Monthly Extensions. Each subsequent Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, must be deposited into the Trust Account by the sixth of each succeeding month to effect each additional Monthly Extension until November 6, 2025 (the Initial Contribution and each deposited Amended Monthly Extension Fee, together “Contributions”). The amount of the Contributions will not bear interest and will be repayable by us to our Sponsor upon consummation of an initial business combination.

8.	The fourth full paragraph of PROPOSAL 2—THE TRUST AGREEMENT AMENDMENT PROPOSAL is hereby amended and restated as follows:

Under the Trust Agreement Amendment Proposal, the Company is seeking the approval of its shareholders of an amendment to the Trust Agreement that reduces the amount it must deposit into the Trust Account to be equal to $150,000 for all remaining Public Shares for each of the subsequent Monthly Extensions. The purpose of the Trust Agreement Amendment Proposal is to provide the Sponsor with an incentive and lessen the Sponsor’s burden to fund the fees for each Monthly Extension that may be required for the Company to complete an initial business combination by or before December 6, 2025, which will provide our shareholders with the opportunity to participate in such initial business combination. The Board believes that the Trust Agreement Amendment Proposal is necessary in order to be able to consummate an initial business combination within the Combination Period. Therefore, the Board has determined that it is in the best interests of the Company to give effect to the proposed amendment to the Trust Agreement and recommends our shareholders approve and adopt the Trust Agreement Amendment Proposal.

9.	The eighth full paragraph of PROPOSAL 2—THE TRUST AGREEMENT AMENDMENT PROPOSAL is hereby amended and restated as follows:

If the Trust Agreement Amendment Proposal is approved by the shareholders, to effectuate each of the subsequent Monthly Extensions, the Sponsor will be required to deposit $150,000 for all remaining Public Shares into the Trust Account, for each Monthly Extension. Each subsequent Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, must be deposited into the Trust Account by the sixth of each succeeding month to effect each additional Monthly Extension until November 6, 2025. The Company will then continue to work to consummate its initial business combination.

10.	The resolution to be voted upon as shown on the last page of PROPOSAL 2—THE TRUST AGREEMENT AMENDMENT PROPOSAL is hereby amended and restated as follows:

“RESOLVED, that, the Trust Agreement be amended to adjust the amount of funds to be deposited into the Trust Account in connection with extending the timeframe within which the Company must consummate its initial business combination, from $0.033 per Public Share (for each monthly extension) to an amount equal to $150,000 for all outstanding Public Shares (for each monthly extension), be confirmed, adopted, approved and ratified in all respects.”

11.	The last paragraph on the first page of Annex A is hereby amended and restated as follows:

1.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned not previously released to the Company to pay its taxes payable or owed (and, in the case of Exhibit B, less up to 50,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; provided, however, that (x) in the event that a Termination Letter has not been received by the Trustee by the 12-month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 24 months from the closing of the IPO by depositing $150,000 for all remaining public shares, for each one-month extension, but has not completed the Business Combination within the applicable monthly anniversary of the Closing (“Last Date”), or (ii) upon the end of a 30-day cure period after the date any additional amount of funds was required to be deposited in the Trust Account as a condition of any extension of the Last Date approved by the Company’s shareholders, the Trust Account shall be liquidated by the Trustee in accordance with the procedures set forth in the Termination Letter attached as Exhibit B or similar hereto (net of taxes payable or owed and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses) and distributed to the Public Shareholders as of the Last Date.”

12.	The third full paragraph on the second page of Annex A is hereby amended and restated as follows:

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $150,000 for all remaining public shares, which will be wired to you, into the Trust Account investments upon receipt.

13.	The Trust Agreement Amendment Proposal on the proxy card is hereby amended and restated as follows:

2. RESOLVED, that, the Trust Agreement be amended to adjust the amount of funds to be deposited into the Trust Account in connection with extending the timeframe within which the Company must consummate its initial business combination, from $0.033 per Public Share (for each monthly extension) to an amount equal to $150,000 for all outstanding Public Shares (for each monthly extension), be confirmed, adopted, approved and ratified in all respects.

For ☐            Against ☐            Abstain ☐

If you have already submitted a proxy and you would like to change or revoke your vote on any Proposal, please submit your votes before 11:59 pm ET February 3, 2024. In addition, Public Shareholders who have already submitted a redemption request with respect to the shares held by them (upon the approval of the Article Amendment Proposal by a special resolution of our shareholders) may reverse such request by contacting Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, NY 10004-1561 Email: spacredemptions@continentalstock.com. If you have already submitted a proxy and you would like to change or revoke your vote on any Proposal, or reverse a redemption request, please refer to the Definitive Proxy Statement for additional information on how to do so.

This Supplement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Except as specifically amended by this Supplement, all information in the Definitive Proxy Statement remains unchanged and the Definitive Proxy Statement continues to be in full force and effect as originally filed. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Definitive Proxy Statement as amended and supplemented by this Supplement. If you have already submitted a proxy voting against Proposal 2 and do not wish to change your vote in respect of any Proposal, you need not take any further action. If you have submitted a proxy in favour of Proposal 2 and wish to vote in favour of Proposal 2, as amended by this Proxy Supplement, or if you wish to change your vote in respect of any Proposal, you may change or revoke your proxy at any time before it is exercised at the Extraordinary General Meeting by following the instructions on the proxy card attached hereto (note that attendance at the Extraordinary General Meeting will not, by itself, revoke a proxy unless you vote again electronically at the Extraordinary General Meeting). Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

This Proxy Supplement is dated January 30, 2025

AIMEI HEALTH TECHNOLOGY CO., LTD
C/O CONTINENTAL STOCK TRANSFER & TRUST COMPANY
1 STATE STREET PLAZA, 30TH FLOOR
NEW YORK, NY 10004

VOTE BY INTERNET
During The Meeting - Go to **www.virtualshareholdermeeting.com/AFJKU2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON
All shareholders are cordially invited to attend the Extraordinary General Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V61135-Z89182

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AIMEI HEALTH TECHNOLOGY CO., LTD

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4.

		For	Against	Abstain
1.	RESOLVED, as a special resolution, an amendment to Article 35.2 of the Amended and Restated Articles of Association of the Company currently in effect (the "**Articles**") to insert the words ", or, if such trust agreement has been amended, in that trust agreement, as amended from time to time, in accordance with its terms" after the words "and referred to in the Registration Statement" in that Article, be confirmed, adopted, approved and ratified in all respects.	☐	☐	☐
2.	RESOLVED, that, the Trust Agreement be amended to adjust the amount of funds to be deposited into the Trust Account in connection with extending the timeframe within which the Company must consummate its initial business combination, from $0.033 per Public Share (for each monthly extension) to an amount equal to $150,000 for all outstanding Public Shares (for each monthly extension), be confirmed, adopted, approved and ratified in all respects.	☐	☐	☐
3.	RESOLVED, as an ordinary resolution that, the engagement of MaloneBailey, LLP to serve as the Company's independent registered public accounting firm for the year ending December 31, 2023 and the engagement of MaloneBailey, LLP to serve as the Company's independent registered public accounting firm for the year ending December 31, 2024, be confirmed, adopted, approved and ratified in all respects.	☐	☐	☐
4.	RESOLVED, as an ordinary resolution that, the chairman may adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposals, to be determined by the chairman of the Extraordinary General Meeting, be confirmed, adopted, approved and ratified in all respects.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V61136-Z89182

AIMEI HEALTH TECHNOLOGY CO., LTD
Extraordinary General Meeting of Shareholders
February 4, 2025 10:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Junheng Xie and Hueng Ming Wong, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of AIMEI HEALTH TECHNOLOGY CO., LTD that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting of Shareholders to be held at 10:00 a.m. Eastern Time on February 4, 2025, at the offices of Hunter Taubman Fischer & Li LLC at 950 Third Avenue, 19th Floor New York, NY 10022 and virtually online at www.virtualshareholdermeeting.com/AFJKU2025, and any adjournment or thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side